                                   THE STRONG
                           INTERNATIONAL STOCK FUND II
                        ANNUAL REPORT o DECEMBER 31, 1996



[MAP OF WORLD]
[PHOTO OF FAMILY]




                        DESIGNED TO SEEK CAPITAL GROWTH
                        BY INVESTING PRIMARILY IN STOCKS
                           OF FOREIGN-BASED COMPANIES


                                 [STRONG LOGO]
                                  STRONG FUNDS

                                   THE STRONG
                           INTERNATIONAL STOCK FUND II
                        ANNUAL REPORT o DECEMBER 31, 1996

                                TABLE OF CONTENTS


INVESTMENT REVIEW
     The Strong International Stock Fund II .............................  2


FINANCIAL INFORMATION
     Schedule of Investments in Securities ..............................  4

     Statement of Operations ............................................  8

     Statement of Assets and Liabilities ................................  8

     Statement of Changes in Net Assets .................................  9

     Notes to Financial Statements ......................................  9


FINANCIAL HIGHLIGHTS .................................................... 11

REPORT OF INDEPENDENT ACCOUNTANTS ....................................... 12

THE STRONG INTERNATIONAL STOCK FUND II

WE TEND TO USE A "BOTTOM UP" APPROACH-WE PLACE MORE EMPHASIS ON THE STRENGTH AND POTENTIAL OF INDIVIDUAL COMPANIES THAN ON THE TEMPORARY ENVIRONMENT OF THE COUNTRIES IN WHICH WE INVEST.

By investing primarily in the stocks of companies based outside the United States, the Strong International Stock Fund II pursues capital growth. The Fund provides convenient access to growth opportunities worldwide that, when compared to a U.S.-only portfolio, may increase return potential.

But from June through October, many international stock markets began to falter. Asia was particularly hard hit, primarily due to political worries in Thailand and Indonesia, and a cooling off of earnings and exports throughout the Pacific Rim.

ASSET ALLOCATION
Based on net assets as of 12-31-96
[PIE CHART]

Stocks                   86.0%
Short-Term Investments   11.6%
Bonds                     1.2%
Convertible Securities    1.2%


INTERNATIONAL STOCKS END HIGHER
On the whole, 1996 was a decent year for international stocks. The Fund finished the year with a return of 10.38%, which compared favorably with international stocks in general, as measured by the MSCI EAFE(TM) Index's* 6.05% return for the same period.(1)

This overall performance masks a somewhat difficult year for international investors, however. During the first six months of the year, foreign stock markets sustained a broad rally, particularly in Asia. The Fund's substantial weighting in Asia contributed to a gain of 13.46% for the period, compared to a gain of 4.52% for the MSCI EAFE(TM) Index.(1)


     FIVE LARGEST HOLDINGS BY COUNTRY
    Based on net assets as of 12-31-96


  Japan                                     9.6%
------------------------------------------------
  Australia                                 9.4%
------------------------------------------------
  New Zealand                               5.9%
------------------------------------------------
  Indonesia                                 5.3%
------------------------------------------------
  Malaysia                                  4.4%
------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


WE STAYED TRUE TO OUR STRATEGY
As you may be aware, we tend to use a "bottom-up" approach to stock investing. While global economic climates certainly play a part in our selection process, we place more emphasis on the strength and potential of individual companies than on the temporary environment of the countries in which we invest. This approach helps us find attractive opportunities in places that others may overlook.

o PACIFIC RIM - As stated earlier, Pacific Rim markets helped the Fund outperform the benchmark during the first half of the fiscal year, and hindered its performance during the second half. Concerns about these markets arose when their annual growth rates declined from 8%-9% to approximately 6%. We believe the downdraft in Asian markets will be short-lived, however...6% annual growth is still attractive, and these markets now appear to represent an even better value.

o EUROPE - While Europe certainly did not appear to have the growth potential of the Pacific Rim, many of the portfolio's best performers were in Europe - an illustration of our "bottom-up" approach in action. Such stocks held during the year included Tomra, a Norway-based firm that manufactures recycling machines for use by the public, and Simint, an Italian franchiser for Armani.

o LATIN AMERICA - We continue to underweight Mexico and some of the emerging markets in Latin America. While a few of these markets performed well during the fiscal year, we believe opportunities elsewhere remain just as attractive and less potentially volatile.


         FIVE LARGEST STOCK HOLDINGS
      Based on net assets as of 12-31-96


  SECURITY                       % OF NET ASSETS
------------------------------------------------
  Gemina Spa                                1.5%
------------------------------------------------
  Cinema Plus, Ltd.                         1.2%
------------------------------------------------
  Malaysian Resources Corporation BHD       1.2%
------------------------------------------------
  Trade House GUM Sponsored ADR             1.1%
------------------------------------------------
  Games Workshop Group PLC                  1.1%
------------------------------------------------
Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

In our selections, we tended to emphasize small and mid-sized companies. These companies tend to be very good at their particular business, which gives them outstanding growth potential. In addition, because they are relatively obscure, we have an opportunity to buy them for less than a more widely-followed company. Thus, our research can help add potential value to the portfolio.

OPPORTUNITIES REMAIN IN GLOBAL MARKETS
Foreign stock markets as a whole have underperformed the U.S. market for nearly two years. So a sense of impatience on the part of U.S. investors is understandable. However, investors must remember that patience is a key ingredient for success when investing in foreign markets. We don't know when they may begin to outperform domestic markets, but we do know that there are outstanding values now available internationally. We believe this is particularly true for small and mid-cap stocks.

In addition, the reasons that make international investing compelling for long-term investors remain in place:

o With the U.S. market at an all-time high, we believe investors both here and abroad may be prompted to look elsewhere for greater growth potential, which should help drive international stock prices higher.
o Many of these markets continue to grow more than twice as fast as mature markets.
o Investors have the potential to increase returns and lower overall portfolio volatility by diversifying a U.S.-only stock portfolio internationally.

As always, keep in mind that the Fund is likely to be more volatile than a U.S.-only fund, owing to changes in stock market conditions, currency values, interest rates, local regulations and economic and political conditions. But given the value currently available in international markets, we believe foreign equities offer long-term investors an attractive opportunity.

We thank you for your support and look forward to earning your continued confidence.

Sincerely,



/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager

[PHOTO OF ANTHONY L.T. CRAGG]

--------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL
                                                     TOTAL RETURNS(1)
                                                      As of 12-31-96

                                                 1-year            10.38%

                                                 Since Inception   10.97%
                                                 (on 10-20-95)



GROWTH OF AN ASSUMED $10,000 INVESTMENT
From 10-20-95 to 12-31-96
[GRAPH]
               THE STRONG           MSCI            Lipper
              INTERNATIONAL       EAFE(TM)      International
              STOCK FUND II        Index*        Funds Index*
9-95            $10,000           $10,000          $10,000
12-95            10,261            10,491           10,321
3-96             10,964            10,794           10,776
6-96             11,642            10,965           11,217
9-96             11,196            10,951           11,227
12-96            11,327            11,126           11,810

This graph,  provided in  accordance  with SEC  regulations,  compares a $10,000 investment in the Fund, made at its inception,  with similar  investments in the
Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(TM)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of October 1995.
--------------------------------------------------------------------------------

* The MSCI EAFE(TM) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(TM) data is dollar-adjusted. The Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this category. Source of the MSCI index data is Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses from the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                          December 31, 1996
--------------------------------------------------------------------------------
                                                   SHARES OR     VALUE
                                                   PRINCIPAL   (NOTE 2)
                                                    AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
COMMON STOCKS 82.6%
ARGENTINA 1.3%
Quilmes Industrial SA ADR                           34,000       $  310
YPF Sociedad Anonima ADR                            25,000          631
                                                                 ------
                                                                    941
AUSTRALIA 8.4%
Aberfoyle, Ltd.                                    122,618          314
Australian Tourism Group                           500,000          334
Bank of Melbourne, Ltd.                             38,176          259
Cinema Plus, Ltd. (b)                            1,313,000          918
MIM Holdings, Ltd.                                 281,618          394
Normandy Mining, Ltd.                              440,000          608
Novus Petroleum, Ltd.                              313,169          717
Oil Search, Ltd.                                    90,000          175
Orogen Minerals, Ltd. GDR (Acquired 10/31/96;
  Cost $245) (b) (c)                                15,500          360
Polartechnics, Ltd. (b)                            251,000          509
Sea World Property Trust                           213,000          281
Sydney Aquarium, Ltd.                              223,900          640
Sydney Harbour Casino Holdings, Ltd. (b)           104,000          160
Western Mining Corporation, Ltd.                   102,650          647
                                                                 ------
                                                                  6,316
AUSTRIA 0.3%
Flughafen Wien AG                                    3,800          194

BELGIUM 0.8%
Algemene Maatschappij Voor
  Nijverheidskredit Almanij                          1,300          426
Audiofina                                            4,000          189
                                                                 ------
                                                                    615
BRAZIL 0.8%
Companhia Vale do Rio Doce Sponsored ADR            29,000          562
Usinas Siderurgicas de Minas Gerais
  Sponsored ADR                                      6,200           63
                                                                 ------
                                                                    625
CANADA 0.5%
Chapters, Inc. (Acquired 12/17/96-12/24/96;
  Cost $362) (b) (c)                                30,200          386

CHILE 0.3%
Five Arrows Chile Investment Trust, Ltd.            92,000          258

CHINA 1.3%
The China Fund, Inc.                                52,400          688
Ek Chor China Motorcycle Company, Ltd.               3,200           24
Shandong Huaneng Power Company, Ltd. ADR            29,000          283
                                                                 ------
                                                                    995
EGYPT 2.2%
Egypt Investment Company, Ltd. (b)                  50,000          644
Misr Oil & Soap Company (b)                         33,000          284
Nile for Matches (b)                                23,715          194
Suez Cement (b)                                     35,103          570
                                                                 ------
                                                                  1,692
FRANCE 3.0%
Accor SA                                             4,300          544
Assurances Generales de France                       3,000           97
Club Mediterranee SA                                 5,850          380
Europe 1 Communication                               1,000          212
Louis Dreyfus Citrus (b)                            11,000          360
Pathe SA (b)                                         1,700          410
Sabeton SA (b)                                       1,800          257
                                                                 ------
                                                                  2,260
GERMANY 0.5%
Leica Camera AG (b)                                 11,000          343

GHANA 0.5%
Ashanti Goldfields Company, Ltd. GDR                28,500          353

HONG KONG 3.7%
CDL Hotels International, Ltd.                   1,319,668          755
China Overseas Land & Investment, Ltd.             384,000          195
Hong Kong Land Holdings, Ltd.                      254,398          707
Jardine Strategic Holdings, Ltd.                    96,000          348
Peregrine Investment Holdings, Ltd.                198,000          339
Peregrine Investment Holdings, Ltd. Warrants,
  Expire 5/15/98 (b)                                 9,500            3
C.P. Pokphand Company                              700,000          274
VTech Holdings, Ltd.                               108,000          194
                                                                 ------
                                                                  2,815
HUNGARY 0.4%
Hungarian Investment Company, Ltd. (b)               3,600          313

INDIA 0.2%
Industrial Credit & Investment Corporation, Ltd.
  GDR (Acquired 8/02/96; Cost $92)(b)(c)             8,000           78
IS Himilayan Fund NV (b)                             7,200           93
                                                                 ------
                                                                    171
INDONESIA 5.3%
Bank Bali PT (Fgn Reg)                              94,000          235
Bank Tiara Asia PT (Fgn Reg)                       167,000          180
Ciputra Development PT (Fgn Reg)                   358,000          371
Davomas Abadi PT (Fgn Reg)                         490,000          441
Daya Guna Samudera PT (Acquired 10/16/96;
  Cost $110) (b) (c)                               130,000          151
Jaya Real Property PT (Fgn Reg)                    140,000          196
Kalbe Farma PT (Fgn Reg)                           220,000          252
Komatsu Indonesia PT (Fgn Reg)                     456,000          304
Lippo Life Insurance PT (Fgn Reg)                  275,000          253
Modern Photo Film Company PT (Fgn Reg)              72,000          229
Semen Cibinong PT (Fgn Reg)                         59,000          166
Semen Gresik PT (Fgn Reg)                          199,000          641
Tambang Timah PT GDR                                 7,200          130
Tambang Timah PT GDR (Acquired
  1/26/96-3/06/96; Cost $267) (c)                   18,000          325
Van Der Horst, Ltd. (Fgn Reg)                       70,000           71
                                                                 ------
                                                                  3,945
IRELAND 0.3%
First Ireland Investment Company                   100,000          217

ISRAEL 0.4%
Koor Industries, Ltd. ADR                           18,000          306

ITALY 3.7%
Arnoldo Mondadori Editore Spa                       19,800          162
De Rigo Spa ADR (b)                                 14,400          131
Gemina Spa (b)                                   2,350,000        1,154
Pininfarina Spa                                     14,000          148
STET - Societa' Finanziaria Telefonica PA           90,000          409
Simint Spa (b)                                     147,000          536
Zucchini Spa (b)                                    27,000          222
                                                                 ------
                                                                  2,762
JAPAN 9.6%
Canon Sales Company, Inc.                           11,000          245
Chubu Steel Plate Company, Ltd.                     76,000          406
Daiwa House Industry Company, Ltd. Warrants,
  Expire 10/30/97 (b)                                  360           20
Descente, Ltd.                                      30,000          173
Diamond City Company                                24,000          179
Eiden Sakakiya Company, Ltd. Warrants,
  Expire 11/30/99 (b)                                  120           53

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                   SHARES OR     VALUE
                                                   PRINCIPAL   (NOTE 2)
                                                    AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
Heiwa                                               14,000       $  220
Higashi Nihon House                                 13,000          167
Horipro, Inc.                                       25,000          239
Imagineer Company, Ltd. (b)                          6,000          362
Ishikawajima Harima Heavy Industries
  Company, Ltd.                                     51,000          227
Japan Cash Machine Company, Ltd.                    19,000          313
Japan Industrial Land Development                    6,100          116
Marubeni Corporation                                68,000          292
Mitsubishi Corporation                              39,000          404
Mitsui Fudosan                                      42,000          420
Morgan Stanley Group, Inc. Nikkei 225 Index
  Call Warrants, Expire 8/15/97 (b)                 25,000           97
Nichiha                                             17,000          301
Nippon Felt Company, Ltd.                           37,000          185
Nippon Shinpan Company                              39,000          219
Nomura Securities Company, Ltd.                     17,000          255
OJI Paper Company, Ltd. Warrants,
  Expire 7/30/98 (b)                                   120           39
Ohmoto Gumi Company, Ltd.                            9,700          145
Powdertech                                          22,000          239
Roland                                              15,000          255
SXL Corporation Warrants, Expire 2/26/99 (b)         1,100           44
Shinseido Company, Ltd.                             22,000          173
Shiseido Company, Ltd.                              22,000          254
Shochiku Warrants, Expire 12/29/99 (b)                 170           72
Sony Music Entertainment, Inc.                       6,300          249
TOC Company, Ltd.                                   36,000          320
Takihyo Company, Ltd.                               14,000          169
Toho Company                                         2,700          391
                                                                 ------
                                                                  7,243
MALAYSIA 4.4%
Batu Kawan BHD                                     106,000          222
Highlands & Lowlands BHD                           211,000          353
IJM Corporation BHD `A'                            183,000          431
Kumpulan Guthrie BHD                               223,000          396
Malaysian Resources Corporation BHD                223,000          879
Rashid Hussain BHD                                  26,000          172
Sime UEP Properties BHD                            100,000          257
TA Enterprise BHD                                  214,000          283
Technology Resources Industries BHD (b)            161,000          318
                                                                 ------
                                                                  3,311
MEXICO 0.4%
Mexico Fund                                         22,000          330

NAMIBIA 0.1%
Namibia Breweries                                  175,300           97

NETHERLANDS 1.5%
KLM Royal Dutch Airlines                            13,500          376
Philips Electronics NV ADR                          18,600          744
                                                                 ------
                                                                  1,120
NEW ZEALAND 3.7%
AFFCO Holdings, Ltd.                               161,901           71
CDL Hotels New Zealand, Ltd. (b)                   680,000          240
Corporate Investments, Ltd. (b)                    766,000          357
Direct Capital Partners, Ltd.                      156,000           85
Evergreen Forests, Ltd. (b)                      1,326,000          557
Guinness Peat Group PLC                          1,214,741          703
Shortland Properties, Ltd.                       1,138,000          787
                                                                 ------
                                                                  2,800
NORWAY 1.2%
Alvern Norway AS (b)                                44,709          596
Schibsted Group AS                                  15,500          286
                                                                 ------
                                                                    882
PAKISTAN 0.5%
Pakistan Investment Fund, Inc.                      74,000          379

PERU 1.1%
Compania de Minas Buenaventura SA
  Sponsored ADR                                     29,000          495
Minsur SA                                           88,396          307
                                                                 ------
                                                                    802
PHILIPPINES 1.3%
Belle Corporation (b)                              284,000           79
Benpres Holdings Corporation Sponsored GDR (b)      40,500          304
Solid Group, Inc. (b)                            2,830,000          582
                                                                 ------
                                                                    965
POLAND 0.5%
The Fleming Poland Fund, Ltd. Redeemable
  Participating Preference `A' Shares(b)            39,500          400

PORTUGAL 0.8%
Cimpor-Cimentos de Portugal SA                      17,000          366
Portugal Fund, Inc.                                 14,400          198
                                                                 ------
                                                                    564
RUSSIA 3.1%
The Central European Growth Fund PLC               350,000          372
The Fleming Russia Securities Fund, Ltd.
  (Acquired 8/08/96; Cost $315) (b) (c)             30,000          338
Morgan Stanley Russia & New Europe Fund, Inc.       20,000          360
RAO Gazprom ADS (Acquired 10/21/96;
  Cost $220) (b) (c)                                14,000          249
Red October Russian Depository Trust Certificates
  (Acquired 8/14/96-8/27/96; Cost $144) (b)(c)           2          210
Trade House GUM Sponsored ADR (Acquired
  8/12/96-8/29/96; Cost $584) (b) (c)               14,000          812
                                                                 ------
                                                                  2,341
SINGAPORE 3.7%
FJ Benjamin Holdings, Ltd. (b)                     262,000          184
GP Batteries International, Ltd.                    92,000          305
Hong Leong Finance, Ltd. (Fgn Reg)                  91,000          316
Kay Hian James Capel Holdings, Ltd.                238,000          216
Keppel Corporation, Ltd.                            44,000          343
Robinson & Company, Ltd.                           101,000          412
Singapore Airlines, Ltd. (Fgn Reg)                  59,000          536
Singapore Land, Ltd.                                22,000          122
Van Der Horst, Ltd.                                 83,000          347
                                                                 ------
                                                                  2,781
SOUTH AFRICA 0.9%
Energy Africa, Ltd. GDR (Acquired 5/14/96-8/29/96;
  Cost $444) (b) (c)                                31,500          559
Morgan Stanley Africa Investment Fund, Inc.          9,000          123
                                                                 ------
                                                                    682
SOUTH KOREA 2.0%
Hotel Shilla Company                                15,000          119
Kookmin Bank                                        18,310          254
Korea Electric Power Corporation                     6,000          175
Korea Electric Power Corporation Sponsored ADR      21,150          434
Korean Airline Company, Ltd.                        19,800          306
Ssangyong Investment & Securities
  Company, Ltd. (b)                                 20,000          192
                                                                 ------
                                                                  1,480
SPAIN 1.4%
Construcciones y Auxiliar de Ferrocarriles SA        7,700          292
Sol Melia SA (b)                                    21,000          752
                                                                 ------
                                                                  1,044

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)              December 31, 1996
--------------------------------------------------------------------------------
                                                  SHARES OR     VALUE
                                                  PRINCIPAL   (NOTE 2)
                                                   AMOUNT  (In Thousands)
--------------------------------------------------------------------------------
SWEDEN 0.9%
Argonaut AB `B' Shares (b)                         115,000      $   230
Medical Invest Svenska AB `B' Shares (b)             8,000          216
Rottneros AB                                       178,000          225
                                                                -------
                                                                    671
SWITZERLAND 3.0%
Crossair AG                                            300           96
Liechtenstein Global Trust AG                        1,175          601
Magazine Zum Globus Registered Shares                  345          179
Nestle AG                                              107          115
Oerlikon - Buehrle Holding AG `R' (b)                3,600          354
SGS (Societe Generale de Surveillance) Holdings SA     227          557
Schindler Holding AG                                   350          380
                                                                -------
                                                                  2,282
TAIWAN 0.4%
The Taipei Fund IDR (b)                                 36          311

THAILAND 1.6%
Finance One PCL (Fgn Reg)                           65,000          132
Italian-Thai Development PCL (Fgn Reg)              36,000          230
Land & House PCL (Fgn Reg)                          31,000          226
Property Perfect PCL (Fgn Reg)                      49,000           49
The Ruam Pattana Two Fund                          302,000          124
The Ruam Pattana Two Fund (Fgn Reg)                 24,000           10
Shinawatra Computer Company PCL (Fgn Reg)            5,000           60
Siam Cement PCL (Fgn Reg)                            7,000          219
Siam City Cement PCL (Fgn Reg)                      25,000          131
                                                                -------
                                                                  1,181
TURKEY 0.2%
Turkish Investment Fund, Inc.                       31,300          172

UNITED KINGDOM 3.7%
Allied Domecq PLC                                   18,374          144
Body Shop International PLC (b)                    181,000          620
British Aerospace PLC                                  137            3
British Biotech PLC (b)                             32,620          116
Games Workshop Group PLC                            87,000          804
General Cable PLC ADR (b)                           18,000          297
Inchcape PLC                                        69,902          324
Trocadero PLC (b)                                  292,000          262
Vickers PLC                                         47,000          205
                                                                -------
                                                                  2,775
UNITED STATES 0.5%
Showboat, Inc.                                       5,400           93
Sunshine Mining and Refining Company (b)           271,000          254
                                                                -------
                                                                    347
VIETNAM 0.2%
Vietnam Frontier Fund (b)                           11,000          113

ZIMBABWE 0.8%
Meikles Africa, Ltd. (Acquired 10/24/96;
  Cost $264) (b) (c)                               200,000          296
Trans Zambezi Industries, Ltd. GDR (Acquired
  7/16/96; Cost $324) (c)                          144,000          342
                                                                -------
                                                                    638
OTHER 1.2%
The Foreign & Colonial Emerging Middle
  East Fund, Inc. (b)                               30,000          401
Morgan Stanley Emerging Markets Fund, Inc.          16,000          222
Schroder Asian Growth Fund, Inc.                    21,000          249
                                                                -------
                                                                    872
                                                                -------
TOTAL COMMON STOCKS (COST $63,394)                               62,090

PREFERRED STOCKS 3.4%
AUSTRALIA 0.8%
The News Corporation, Ltd.                         135,113          601

BRAZIL 0.6%
Companhia Antartica Paulista - Industria Brasileira
  de Bebidas e Conexos                               3,100          418

GERMANY 2.0%
BBS Kraftfahrzeugtechnik AG (b)                      1,000          169
Friedrich Grohe AG                                   1,300          359
Hornbach Holding AG                                  3,900          278
KSB Group Non-Voting                                 1,940          300
Porsche AG Non-Voting (b)                              510          450
                                                                -------
                                                                  1,556
                                                                -------
TOTAL PREFERRED STOCKS (COST $2,370)                              2,575

CONVERTIBLE BONDS 1.2%
NEW ZEALAND
Kiwi Income Property Trust Subordinated Notes,
  9.00%, Due 9/30/03 (COST $819)                 1,065 NZD          932

CORPORATE BONDS 0.2%
AUSTRALIA
UIH Australia/PAC, Inc. Senior Discount Notes,
  Series B, Zero %, Due 5/15/06 (Rate Reset
  Effective 5/15/01) (COST $110)                   200 USD          106

GOVERNMENT & AGENCY ISSUES 1.0%
NEW ZEALAND
Government of New Zealand Notes, 8.00%,
  Due 11/15/06 (COST $689)                       1,000 NZD          743

SHORT-TERM INVESTMENTS (a) 11.1%
COMMERCIAL PAPER 0.0%
INTEREST BEARING DUE UPON DEMAND
UNITED STATES
United States Cayman Eurodollar
  Call Deposit, 4.25%                                $   6            6

TIME DEPOSITS 11.1%
UNITED STATES
Societe Generale Time Deposit, 6.25%, Due 1/01/97    3,700        3,700
Sumitomo Bank, Ltd. Yankee Dollar Certificate of
  Deposit, 6.00%, Due 1/01/97                          900          900
Wachovia Grand Cayman Time Deposit, 5.71%,
  Due 1/01/97                                        3,700        3,700
                                                                -------
Total Time Deposits                                               8,300
                                                                -------
TOTAL SHORT-TERM INVESTMENTS (COST $8,306)                        8,306
                                                                -------
TOTAL INVESTMENTS IN SECURITIES
  (COST $75,688) 99.5%                                           74,752
Other Assets and Liabilities, Net 0.5%                              399
                                                                -------
NET ASSETS 100.0%                                               $75,151
                                                                =======

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

                                         VALUE       UNREALIZED
                           SETTLEMENT   IN USD      APPRECIATION
                              DATE  (In Thousands) (In Thousands)
--------------------------------------------------------------------------------
Sold:
  1,817,700  CHF             3/25/97    ($1,367)      $133
  1,212,800  DEM             4/25/97       (793)         7

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                  PERCENTAGE OF
INDUSTRY DIVERSIFICATION                            NET ASSETS
--------------------------------------------------------------------------------
Closed-End Fund ....................................... 8.4%
Conglomerate .......................................... 8.0
Leisure Service ....................................... 7.5
Real Estate ........................................... 6.8
Engineering & Construction ............................ 5.9
Metals & Mining ....................................... 5.6
Finance - Miscellaneous ............................... 3.2
Oil - International Integrated ........................ 3.1
Bank - Money Center ................................... 3.0
Retail - Specialty .................................... 2.7
Food .................................................. 2.3
Airline ............................................... 1.7
Electronic Products - Miscellaneous ................... 1.7
Brokerage & Investment Management ..................... 1.6
Machinery - Miscellaneous ............................. 1.6
Retail - Department Store ............................. 1.6
Media - Publishing .................................... 1.4
Retail - Major Chain .................................. 1.4
Steel ................................................. 1.4
Telecommunication Service ............................. 1.4
Paper & Forest Products ............................... 1.3
Electric Power ........................................ 1.2
Shoe & Apparel Manufacturing .......................... 1.2
Agricultural Operations ............................... 1.1
Automobile ............................................ 1.1
Beverage - Alcoholic .................................. 1.1
Foreign Government .................................... 1.0
Household Appliance & Furnishings ..................... 1.0
Media - Radio/TV ...................................... 1.0
Consumer - Miscellaneous .............................. 0.8
Diversified Operations ................................ 0.8
Healthcare - Instrumentation .......................... 0.7
Cosmetic & Personal Care .............................. 0.6
Transportation Service ................................ 0.6
Computer Software ..................................... 0.5
Healthcare - Drug/Diversified ......................... 0.5
Leisure Product ....................................... 0.5
Housing Related ....................................... 0.4
Machinery - Construction & Mining ..................... 0.4
Machinery - Transportation Equipment & Parts .......... 0.4
Chemical .............................................. 0.3
Healthcare - Medical Supply ........................... 0.3
Insurance - Life ...................................... 0.3
Shipping .............................................. 0.3
Auto & Truck Parts .................................... 0.2
Housing ............................................... 0.2
Index Based ........................................... 0.1
Insurance - Diversified ............................... 0.1
Telecommunication Equipment ........................... 0.1
Short-Term Investments ................................11.1
Other Assets and Liabilities, Net ..................... 0.5
                                                      -----
Total                                                 100.0%
                                                      =====

LEGEND
------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.

All principal amounts and costs are stated in thousands.
Percentages are stated as a percent of net assets.


CURRENCY ABBREVIATIONS
----------------------
CHF  Swiss Franc
DEM  German Mark
NZD  New Zealand Dollar
USD  United States Dollar


                       See notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1996
                                                        (In Thousands)
INCOME:
   Dividends                                                $  660
   Interest                                                    437
                                                          --------
   Total Income                                              1,097

EXPENSES:
   Investment Advisory Fees                                    476
   Custodian Fees                                              256
   Shareholder Servicing Costs                                  62
   Reports to Shareholders                                      82
   Other                                                        32
                                                          --------
   Total Expenses                                              908
                                                          --------
NET INVESTMENT INCOME                                          189

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                             2,233
     Forward Foreign Currency Contracts                         49
     Foreign Currencies                                         (2)
   Change in Unrealized Appreciation/Depreciation on:
     Investments                                              (969)
     Forward Foreign Currency Contracts                        139
     Foreign Currencies                                          1
                                                          --------
NET GAIN                                                     1,451
                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $1,640
                                                          ========



STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1996

                                       (In Thousands, Except Per Share Amounts)
ASSETS:
   Investments in Securities, at Value (Cost of $75,688)        $74,752
   Receivable from Brokers for Securities and
     Forward Foreign Currency Contracts Sold                        303
   Dividends and Interest Receivable                                299
   Other Assets                                                       1
                                                               --------
   Total Assets                                                  75,355

LIABILITIES:
   Payable to Brokers for Securities Purchased                        4
   Accrued Operating Expenses and Other Liabilities                 200
                                                               --------
   Total Liabilities                                                204
                                                               --------
NET ASSETS                                                      $75,151
                                                               ========

Capital Shares Outstanding (Unlimited Number Authorized)          6,689

NET ASSET VALUE PER SHARE                                        $11.23
                                                                 ======

                       See notes to financial statements.


STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------

                                                                                              (In Thousands)

                                                                                      YEAR ENDED          PERIOD ENDED
                                                                                     DEC. 31, 1996        DEC. 31, 1995
                                                                                     -------------        -------------
                                                                                                            (NOTE 1)
OPERATIONS:
   Net Investment Income                                                                $   189              $    2
   Net Realized Gain                                                                      2,280                   2
   Change in Unrealized Appreciation/Depreciation                                          (829)                 33
                                                                                       --------            --------
   Increase in Net Assets Resulting from Operations                                       1,640                  37

CAPITAL SHARE TRANSACTIONS                                                               72,006               1,775

DISTRIBUTIONS:
   From Net Investment Income                                                              (189)                 (2)
   In Excess of Net Investment Income                                                      (111)                 (5)
                                                                                       --------            --------
TOTAL INCREASE IN NET ASSETS                                                             73,346               1,805

NET ASSETS:
   Beginning of Period                                                                    1,805                  --
                                                                                       --------            --------
   End of Period                                                                        $75,151              $1,805
                                                                                       ========            ========



                       See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1.   ORGANIZATION
     The Strong International Stock Fund II commenced operations on October 20, 1995, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1996 were (in thousands) $3,371 and $4,106, respectively, representing 5.5% of the net assets of the Fund.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no Federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
December 31, 1996

     (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (E) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets, forward foreign currency exchange contracts and other similar instruments for purposes of hedging the Fund's investment portfolio involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward foreign currency exchange contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (F) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (G) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of December 31, 1996 were as follows (in thousands):

     Capital Stock                                                    $73,781
     Undistributed Net Investment Income                                  103
     Undistributed Net Realized Gain                                    2,062
     Net Unrealized Depreciation                                         (795)
                                                                     --------
                                                                      $75,151
                                                                     ========


4.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended December 31, 1996 and the period ended December 31, 1995 were as follows (in thousands):

                                      1996                       1995
                              ------------------        -------------------
                              SHARES     DOLLARS        SHARES      DOLLARS
                              ------    --------        ------      -------
     Shares Sold              10,737    $118,716           242       $2,437
     Dividends Reinvested         27         300             1            7
     Shares Redeemed          (4,251)    (47,010)          (66)        (669)
                              ------    --------        ------      -------
                               6,513    $ 72,006           177       $1,775
                              ======    ========        ======      =======

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels.

     The amount payable to the Advisor at December 31, 1996 and unaffiliated directors' fees for 1996 were (in thousands) $62 and $2, respectively.

6.   INVESTMENT TRANSACTIONS
     The  aggregate  purchases  and sales of long-term  securities  for the year
     ended  December  31,  1996  were  (in  thousands)   $116,978  and  $53,164,
     respectively.

7.   INCOME TAX INFORMATION
     At December 31, 1996, the investment cost, gross unrealized appreciation and depreciation on investments for Federal income tax purposes were as follows (in thousands):

     Aggregate Investment Cost                                        $75,889
                                                                      =======
     Aggregate Unrealized:
       Appreciation                                                   $ 5,189
       Depreciation                                                    (6,326)
                                                                      -------
                                                                     ($ 1,137)
                                                                      =======

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1996, which are designated as qualifying for the dividends-received deduction is 0.0%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      12-31-96   12-31-95(b)
                                                      --------   --------
SELECTED PER-SHARE DATA(a)
-----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.22    $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                  0.03       0.01
   Net Realized and Unrealized Gains on Investments       1.03       0.25
                                                       -------    -------
Total from Investment Operations                          1.06       0.26
LESS DISTRIBUTIONS:
   From Net Investment Income                            (0.03)     (0.01)
   In Excess of Net Investment Income                    (0.02)     (0.03)
                                                       -------    -------
Total Distributions                                      (0.05)     (0.04)
                                                       -------    -------
NET ASSET VALUE, END OF PERIOD                         $ 11.23    $ 10.22
                                                       =======    =======
TOTAL RETURN                                            +10.4%      +2.6%

RATIOS AND SUPPLEMENTAL DATA
----------------------------
Net Assets, End of Period (In Thousands)              $75,151    $ 1,805
Ratio of Expenses to Average Net Assets                  1.9%       2.0%*
Ratio of Net Investment Income to Average Net Assets     0.4%       1.0%*
Portfolio Turnover Rate                                126.0%      26.9%
Average Commission Rate Paid(c)                       $0.0100


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) Inception date is October 20, 1995. Total return and portfolio turnover rate are not annualized.
(c) Disclosure required, effective for reporting periods beginning after September 1, 1995.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of the Strong International Stock Fund II

We have audited the accompanying statement of assets and liabilities of Strong International Stock Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1996, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year ended December 31, 1996 and for the period from October 20, 1995 (inception) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong International Stock Fund II as of December 31, 1996 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 1996 and for the period from October 20, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 3, 1997

                                  [STRONG LOGO]

                         STRONG FUNDS DISTRIBUTORS, INC.
                                  P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           http://www.strong-funds.com
                  Strong Funds are offered by prospectus only.
                                                                         4618A97